                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report included in the Joint Proxy Statement/Prospectus that is contained in the Registration Statement on Form S-4 of Standard Management Corporation and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG AUDIT

Luxembourg
September 11, 1997